UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00579

T. Rowe Price Growth Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders

Growth Stock Fund	December 31, 2017

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

We are happy to report that the Growth Stock Fund recorded strong results in the 12-month period ended December 31, 2017, and outperformed its benchmarks. The environment was beneficial to our style of investing as large-cap stocks outperformed small-caps and growth stocks soundly outpaced value. The major U.S. equity indexes reached record highs in 2017, supported by solid corporate earnings reports and steady economic growth. The passage of tax reform in December delivered a boost to stocks in the fourth quarter and raised expectations that the market rally could continue in 2018. Stock selection in information technology and health care helped drive the Growth Stock Fund’s outperformance for the year, and our sector weightings were also positive.

The Growth Stock Fund returned 33.63% in the 12-month period ended December 31, 2017, compared with 21.83% for the S&P 500 Index and 31.85% for the Lipper Large-Cap Growth Funds Index, which measures the performance of similarly managed funds. The return for the Russell 1000 Growth Index, which we believe is the most appropriate benchmark for our fund because of its similar style focus, was 30.21%. (Performance varies for the Advisor, R, and I Class shares, reflecting their different fee structures.) After solid outperformance in the first half of the year, the fund lagged its Russell benchmark and Lipper peer group during the most recent six months and modestly outperformed the S&P 500.

Your fund compared favorably versus its peer group during longer time periods. Lipper ranked the Growth Stock Fund in the top decile among large-cap growth funds for the three- and five-year periods ended December 31, 2017, and in the top quintile for the 10-year period. (Based on cumulative total return, Lipper ranked the fund 116 of 638, 44 of 564, 47 of 524, and 47 of 377 large-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2017, respectively. Past performance cannot guarantee future results.)

MARKET AND ECONOMIC ENVIRONMENT

The U.S. economy continued to expand in 2017 as gross domestic product rebounded from a weak first quarter. The U.S. labor market has been healthy, with the national unemployment rate reaching a 17-year low of 4.1% in the fourth quarter. Inflation data showed some signs of normalizing after very weak readings earlier in 2017. The Federal Reserve raised short-term interest rates three times in 2017 in moves that were widely expected by the equity markets, although longer-term interest rates were little changed for the year.

In the large-cap growth universe, as measured by the Russell 1000 Growth Index, most sectors produced strong returns. Information technology shares far outpaced most other segments, with many leading companies recording impressive gains in revenues and earnings during the year. Financial stocks also slightly outperformed the broader growth index. Industrials and business services, consumer discretionary, and health care stocks recorded strong results. Conversely, telecommunication services and energy stocks were the worst-performing sectors for the year. Although oil prices rose in 2017, energy shares underperformed as oil production cuts by OPEC and some non-OPEC nations proved inadequate to offset increases in the U.S. The sector was also hurt by hurricane-related production and distribution disruptions in and near the Gulf of Mexico.

PORTFOLIO REVIEW

Stock selection in the information technology sector was our largest contributor to results relative to the Russell 1000 Growth Index for the 12-month period, and our overweight position in the sector also added value. Several of the tech names we mentioned in our previous letter continued to produce strong results for the full year. Most notably, shares of our out-of-benchmark positions in Chinese Internet companies Alibaba Group Holding and Tencent Holdings recorded gains of about 96% and 112%, respectively, while electronic payments provider PayPal Holdings was up 86%. Alibaba, China’s largest e-commerce company, and social media platform and gaming company Tencent posted strong results during the year and continued to demonstrate considerable growth potential. PayPal, meanwhile, recorded strong total payment volume and revenue growth and announced several new partnerships to expand the use of its services. We reduced our position in PayPal after its strong results, but it remains one of our largest holdings. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

ServiceNow was also a strong outperformer as its overall growth metrics stayed healthy throughout the year. The company offers cloud-computing solutions for businesses and has the potential to continue to take additional market share in its core IT service business and expand to other areas.

Our stock selection in health care also produced good relative returns, led by Intuitive Surgical and Vertex Pharmaceuticals. The companies both received positive clinical results from products they are developing, which drove their continued outperformance. Intuitive Surgical received encouraging results for its new catheter technology, and the company has already had success with its robotic da Vinci surgical system. Vertex received successful results from clinical trials for its new cystic fibrosis drug Orkambi in the first half of the year, and the stock received a further boost in July after the company reported that its triple combo regimen had shown promise in fighting forms of cystic fibrosis that have previously been resistant to treatment. Managed care company Anthem also delivered strong results for the fund in the health care sector. The company reported earnings that exceeded estimates and raised its guidance for future earnings as a result of increasing insurance premiums and stronger Medicaid and Medicare enrollment.

Our ability to avoid underperforming areas of the market also helped the fund’s results. We had a significant underweight to the consumer staples sector and almost no investments in the materials and energy segments as we believe the companies in these sectors offer little long-term growth potential. Our strong fundamental research capabilities also helped us sidestep some underperforming companies in sectors we generally prefer. In IT, for example, we avoided IBM, which aided our relative results as the stock recorded negative results for the year. The company is a component of the Russell and S&P indexes, but we viewed it as poorly positioned for the future of enterprise technology.

On the negative side, stock selection in financials was the largest detractor from the fund’s relative results for the year, although our holdings in the sector contributed on an absolute basis. Holding California-based First Republic Bank hampered returns as the bank’s earnings were pressured by higher funding costs and expense growth. In addition, some of the higher-quality names we owned in the sector lacked momentum during the period and underperformed.

Over the second half of the calendar year, our relative underperformance was driven by stock selection in the consumer discretionary sector. Online travel site Priceline underperformed after reporting weaker-than-expected earnings guidance for its fiscal fourth quarter, while Tesla’s stock lagged as production of its new Model 3 car did not move ahead as quickly as the market had hoped. We believe the companies can address their short-term challenges, and both remain overweight positions for the fund.

Our top three sector allocations continue to be to information technology, consumer discretionary, and health care. These segments—which make up about three-quarters of the portfolio’s net assets—are areas where we can find innovative companies that offer above-average growth prospects. As shown in the Sector Diversification chart on page 4, our allocation to IT increased over the past six months while we trimmed our consumer discretionary holdings. We also added to our holdings in industrials and business services. As far as notable new names in the portfolio, we added software companies Symantec and VMware and payments processer Vantiv.

Apple and Amazon.com are the fund’s largest positions and generated the largest gains for the portfolio in absolute terms. We trimmed our position in Amazon over the past six months in an effort to manage position sizes in the portfolio, but the stock remains one of our largest overweights. We believe the company has the potential to continue to grow its core businesses as well as disrupt other industries—as demonstrated by its acquisition of Whole Foods in 2017. Apple represents an underweight position compared with the benchmark as its growth path looks more uncertain.

OUTLOOK

We are certainly pleased with the strong rally in growth stocks we experienced in 2017, but with major indexes trading at record highs and earnings multiples in the top quartile of long-term averages, finding stocks that offer long-term growth opportunities at an attractive price has become more of a challenge. Investors should temper their expectations as we enter 2018, although we think there are tailwinds that could provide further support for the market in the months ahead.

Most notably, the stimulative effects of the tax reform package that was passed at the end of 2017 offer the potential to reset the current economic expansion from late innings to extra innings, and the lower corporate tax rate could boost earnings. The impact of tax reform will likely vary widely by sector and at the company level. Some of these effects have already been priced into stocks, but the market is still trying to figure out some of the more esoteric elements of the new law. We believe this is an environment where fundamental research is a key to identifying companies that will outperform.

Tax reform could also contribute to a pickup in mergers and acquisitions, which could be positive for stocks. As a result of repatriation provisions in the new law, companies will have easier access to overseas earnings and it would not be surprising if many firms try to put this money to work in the form of acquisitions.

The economic and policy backdrop will undoubtedly be important this year, but ultimately we believe that the long-term success of our portfolio will come from a disciplined investment process that will enable us to identify high-quality companies with durable growth prospects that are poised to stand out from the broader market. This process allowed us to identify companies like Alibaba and Tencent and other names we discussed in the Portfolio Review section, and we look forward to adding holdings to the portfolio that are poised to benefit from innovation in areas such as e-commerce, cloud computing, artificial intelligence, and biotechnology.

We will continue to favor companies that have more control of their destiny, are positioned to benefit from powerful secular trends, and are using innovation to disrupt less efficient business models and create new ones. Finally, we believe that by consistently following a disciplined approach, we will be able to provide long-term investors with the potential for attractive returns.

Respectfully submitted,

Joseph B. Fath
Chairman of the fund’s Investment Advisory Committee

January 19, 2018

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Earnings growth rate—current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Index: A market capitalization-weighted index that tracks the performance of the 1,000 largest U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/17
Apple	6.2%
Amazon.com	6.2
Alphabet	5.4
Microsoft	4.4
Facebook	4.1
Priceline	3.8
Alibaba Group Holding	2.8
Boeing	2.6
Visa	2.5
UnitedHealth Group	2.3
MasterCard	1.9
Crown Castle International	1.9
Becton, Dickinson & Company	1.7
PayPal Holdings	1.6
Stryker	1.5
Vertex Pharmaceuticals	1.5
Intuit	1.4
Philip Morris International	1.4
Intuitive Surgical	1.4
American Airlines	1.3
Morgan Stanley	1.3
Salesforce.com	1.3
Tencent Holdings	1.3
Symantec	1.3
Tesla	1.3
Total	62.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 98.4%		
CONSUMER DISCRETIONARY 16.2%		
Auto Components 0.3%		
Aptiv	2,028,384	172,068
		172,068
Automobiles 2.0%		
Ferrari	3,465,453	363,318
Tesla (1)	2,074,933	646,030
		1,009,348
Hotels, Restaurants & Leisure 2.4%		
Caesars Entertainment (1)	23,810,789	301,207
Marriott, Class A	939,135	127,469
MGM Resorts International	3,919,500	130,872
Restaurant Brands International	4,414,969	271,432
Yum! Brands	4,756,800	388,202
		1,219,182
Internet & Direct Marketing Retail 10.9%		
Amazon.com (1)	2,724,907	3,186,697
Flipkart Private Limited, Acquisition Date: 3/19/15 – 12/12/17 Cost $8,340 (1)(2)(3)	73,155	6,372
Netflix (1)	2,437,800	467,960
Priceline (1)	1,134,030	1,970,649
		5,631,678
Multiline Retail 0.4%		
Dollar General	2,278,800	211,951
		211,951
Specialty Retail 0.2%		
Home Depot	505,350	95,779
		95,779
Total Consumer Discretionary		8,340,006

CONSUMER STAPLES 2.2%		
Food Products 0.3%		
Kraft Heinz	1,660,500	129,120
		129,120
Tobacco 1.9%		
British American Tobacco (GBP)	4,106,240	277,577
Philip Morris International	6,664,799	704,136
		981,713
Total Consumer Staples		1,110,833
FINANCIALS 5.9%		
Banks 1.3%		
First Republic Bank	1,650,854	143,030
JPMorgan Chase	5,098,050	545,185
		688,215
Capital Markets 3.8%		
Intercontinental Exchange	6,538,465	461,354
Morgan Stanley	12,667,557	664,667
State Street	2,553,671	249,264
TD Ameritrade Holding	10,988,146	561,824
		1,937,109
Insurance 0.8%		
Chubb	2,823,000	412,525
		412,525
Total Financials		3,037,849
HEALTH CARE 15.4%		
Biotechnology 4.6%		
Alexion Pharmaceuticals (1)	4,739,806	566,834
Alnylam Pharmaceuticals (1)	1,738,120	220,828

Biogen (1)	1,132,683	360,839
Celgene (1)	1,933,986	201,831
Incyte (1)	2,876,300	272,414
Vertex Pharmaceuticals (1)	5,121,875	767,564
		2,390,310
Health Care Equipment & Supplies 5.0%		
Becton, Dickinson & Company	4,053,133	867,614
Danaher	2,517,968	233,718
Intuitive Surgical (1)	1,911,651	697,638
Stryker	5,053,413	782,470
		2,581,440
Health Care Providers & Services 5.4%		
Aetna	351,469	63,402
Anthem	2,520,168	567,063
Centene (1)	2,279,143	229,920
Cigna	2,661,925	540,610
Humana	835,587	207,284
UnitedHealth Group	5,332,046	1,175,503
		2,783,782
Pharmaceuticals 0.4%		
Merck	1,975,300	111,150
Zoetis	1,220,926	87,955
		199,105
Total Health Care		7,954,637
INDUSTRIALS & BUSINESS SERVICES 11.1%		
Aerospace & Defense 2.6%		
Boeing	4,596,022	1,355,413
		1,355,413
Airlines 1.8%		
American Airlines	13,252,046	689,504

United Continental (1)	3,550,521	239,305
		928,809
Building Products 0.5%		
Fortune Brands Home & Security	3,726,164	255,019
		255,019
Electrical Equipment 0.9%		
Acuity Brands (4)	2,745,614	483,228
		483,228
Industrial Conglomerates 2.0%		
Honeywell International	3,612,600	554,029
Roper Technologies	1,794,333	464,732
		1,018,761
Machinery 1.9%		
Fortive	5,523,067	399,594
Illinois Tool Works	2,262,185	377,445
Wabtec	2,241,582	182,532
		959,571
Professional Services 1.4%		
Equifax	3,201,784	377,554
TransUnion (1)	6,773,757	372,286
		749,840
Total Industrials & Business Services		5,750,641
INFORMATION TECHNOLOGY 41.8%		
Internet Software & Services 13.6%		
Alibaba Group Holding, ADR (1)	8,311,874	1,433,216
Alphabet, Class A (1)	1,254,891	1,321,902
Alphabet, Class C (1)	1,384,676	1,448,925
Dropbox, Class A, Acquisition Date: 11/7/14 Cost $73,547 (1)(2)(3)	3,850,404	45,088

Facebook, Class A (1)	11,913,895	2,102,326
Tencent Holdings (HKD)	12,703,100	657,487
		7,008,944
IT Services 8.5%		
Fidelity National Information	3,825,400	359,932
Fiserv (1)	3,153,962	413,579
MasterCard, Class A	6,643,430	1,005,550
PayPal Holdings (1)	11,184,648	823,414
Vantiv, Class A (1)	6,871,000	505,362
Visa, Class A	11,489,346	1,310,015
		4,417,852
Semiconductors & Semiconductor Equipment 1.2%		
ASML Holding	927,371	161,196
Xilinx	6,703,062	451,920
		613,116
Software 12.3%		
Electronic Arts (1)	4,461,000	468,673
Intuit	4,515,657	712,480
Microsoft	26,308,098	2,250,395
Red Hat (1)	1,707,600	205,083
Salesforce.com (1)	6,448,635	659,244
ServiceNow (1)	3,307,581	431,275
Symantec	23,353,823	655,308
VMware, Class A (1)	4,785,909	599,770
Workday (1)	3,776,154	384,186
		6,366,414
Technology Hardware, Storage & Peripherals 6.2%		
Apple	18,910,198	3,200,173
		3,200,173
Total Information Technology		21,606,499

REAL ESTATE 2.9%		
Real Estate Investment Trusts 2.9%		
American Tower, REIT	2,942,506	419,807
Crown Castle International, REIT	8,979,935	996,863
Equinix, REIT	203,763	92,350
		1,509,020
Real Estate Management & Development 0.0%		
WeWork, Class A, Acquisition Date: 6/23/15 Cost $1,632 (1)(2)(3)	49,621	2,275
		2,275
Total Real Estate		1,511,295
TELECOMMUNICATION SERVICES 0.5%		
Wireless Telecommunication Services 0.5%		
T-Mobile US (1)	4,235,759	269,013
Total Telecommunication Services		269,013
UTILITIES 0.7%		
Electric Utilities 0.7%		
NextEra Energy	2,340,150	365,508
Total Utilities		365,508
Total Miscellaneous Common Stocks 1.7% (5)		875,383
Total Common Stocks (Cost $28,840,446)		50,821,664
PREFERRED STOCKS 0.2%		
CONSUMER DISCRETIONARY 0.2%		
Internet & Direct Marketing Retail 0.2%		
Flipkart, Series A, Acquisition Date: 3/19/15 Cost $2,847 (1)(2)(3)	24,976	2,175

REAL ESTATE 0.1%		
Real Estate Management & Development 0.1%		
WeWork, Series E, Acquisition Date: 6/23/15 Cost $41,323 (1)(2)(3)	1,256,420	57,607
Total Real Estate		57,607
Total Convertible Preferred Stocks (Cost $402,010)		573,824
CONVERTIBLE BONDS 0.2%		
CONSUMER DISCRETIONARY 0.2%		
Hotels, Restaurants & Leisure 0.2%		
Caesars Entertainment, 5.00%, 10/1/24	63,256,073	122,673
Total Convertible Bonds (Cost $121,340)		122,673
SHORT-TERM INVESTMENTS 0.6%		
Money Market Funds 0.6%		
T. Rowe Price Government Reserve Fund, 1.24% (4)(6)	308,288,635	308,289
Total Short-Term Investments (Cost $308,289)		308,289
Total Investments in Securities 100.5% of Net Assets (Cost $29,781,045)		**$ 51,930,284**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $731,393 and represents 1.4% of net assets.

(3) Level 3 in fair value hierarchy. See Note 2.

(4) Affiliated Company

(5) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/17	12/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 116,128	$ 41,846
Net realized gain	8,666,332	2,436,959
Change in net unrealized gain / loss	5,560,262	(1,754,564)
Increase in net assets from operations	14,342,722	724,241
Distributions to shareholders		
Net investment income		
Investor Class	(90,080)	(26,797)
I Class	(30,843)	(10,494)
Net realized gain		
Investor Class	(4,697,278)	(763,598)
Advisor Class	(392,899)	(68,394)
R Class	(123,661)	(19,168)
I Class	(989,351)	(92,025)
Decrease in net assets from distributions	(6,324,112)	(980,476)
Capital share transactions*		
Shares sold		
Investor Class	4,096,834	5,268,167
Advisor Class	931,154	664,820
R Class	177,921	136,518
I Class	3,879,623	3,433,996
Distributions reinvested		
Investor Class	4,547,948	754,587
Advisor Class	392,299	68,283
R Class	123,660	19,167
I Class	951,847	93,594
Shares redeemed		
Investor Class	(12,499,417)	(8,543,467)
Advisor Class	(1,728,209)	(1,418,503)
R Class	(296,506)	(310,902)
I Class	(1,579,336)	(589,358)
Decrease in net assets from capital share transactions	(1,002,182)	(423,098)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Growth Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth through investments in stocks. The fund has four classes of shares: the Growth Stock Fund (Investor Class), the Growth Stock Fund–Advisor Class (Advisor Class), the Growth Stock Fund–R Class (R Class), and the Growth Stock Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $264,000 for the year ended December 31, 2017.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2017, the fund realized $1,115,496,000 of net gain on $1,978,561,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2017, totaled $85,506,000 for the year ended December 31, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2017, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $25,166,217,000 and $32,356,406,000, respectively, for the year ended December 31, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2017 and December 31, 2016, were characterized for tax purposes as follows:

At December 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.2125% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and I Class. For the year ended December 31, 2017, expenses incurred pursuant to these service agreements were $86,000 for Price Associates; $2,868,000 for T. Rowe Price Services, Inc.; and $4,732,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2017, the fund was allocated $482,000 of Spectrum Funds’ expenses and $32,883,000 of Retirement Funds’ expenses. Of these amounts, $12,098,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these special servicing agreements is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2017, approximately 46% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2017, approximately 26% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Growth Stock Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Growth Stock Fund, Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$512,092,000 from short-term capital gains

●	$7,048,078,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $397,880,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $377,698,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director,
Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program (2011 to 2015) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee
on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Robert W. Sharps,	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
CFA, CPA**	Price Trust Company; Vice President, Growth Stock Fund
(1971)
2017
[135]

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With Growth Stock Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. DeVilbiss, CFA (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gregory Dunham, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Analyst, Goldman
Sachs (to 2015)

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Jon M. Friar (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JP Morgan Chase (to 2017)

Justin P. White (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2018